UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 19, 2026
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HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia 23607
(Address of principal executive offices) (Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2026, the Board of Directors of Huntington Ingalls Industries, Inc. (the “Company”) elected C. Michael Petters to the Board of Directors effective October 19, 2026.
Mr. Petters is the former President, Chief Executive Officer, and Executive Vice Chairman of the Company. He served as Executive Vice Chairman of the Board of Directors from March 2022 until his retirement in January 2023 and as President and Chief Executive Officer of the Company from March 2011 to March 2022. Before joining the Company upon its spin-off from Northrop Grumman, Mr. Petters served as President of Northrop Grumman Shipbuilding from 2008 to March 2011, and as President of Northrop Grumman Newport News from 2004 to 2008. During the course of his tenure with the Company or its predecessors, his responsibilities included oversight of the Virginia-class submarine program, the nuclear-powered aircraft carrier programs, aircraft carrier overhaul and refueling, submarine fleet maintenance, commercial and naval ship repair, human resources, and business and technology development. During his service in the U.S. Navy, Mr. Petters served aboard the nuclear-powered submarine USS Bancroft, and he spent five years in the Naval Reserve. The Board of Directors appointed Mr. Petters to the Cybersecurity Committee and Finance Committee.
Mr. Petters is entitled to receive an annual cash retainer of $130,000 per year and additional retainers of $20,000 each for his service on the Cybersecurity and Finance Committees. In addition, he will receive an annual equity grant of $195,000 in deferred stock units to be paid at the conclusion of his board service. His retainer fees and equity grant will be prorated for 2026.
On October 19, 2026, the Board of Directors also approved an increase in the size of the Board from eleven members to twelve members.
A copy of the press release announcing the election of Mr. Petters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release ("Former HII CEO Mike Petters Joins Board of Directors")
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

October 20, 2026	By:	/s/ Tiffany M. King
Tiffany M. King
Corporate Vice President, Associate General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release ("Former HII CEO Mike Petters Joins Board of Directors")
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
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